                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                               April 19, 1994
                      (Date of earliest event reported)

                           AMSOUTH BANCORPORATION
                           ----------------------
           (Exact name of registrant as specified in its charter)

           Delaware                 1-7476                63-0591257
           --------                 ------                ----------
        (State or other          (Commission            (IRS Employer
        jurisdiction of          File Number)         Identification No.)
        incorporation)

                          1400 AmSouth-Sonat Tower
                         Birmingham, Alabama  35203
                         --------------------------
        (Address, including zip code, of principal executive office)

                               (205) 320-7151
                               --------------
                       (Registrant's telephone number,
                            including area code)

Item 5. Other Events.
- ------  ------------

     AmSouth Bancorporation is filing this Current Report on Form 8-K to report its preliminary results of operations for the first quarter of 1994.

     On April 19, 1994, AmSouth Bancorporation reported record net income of $41.3 million for the first quarter of 1994, a 10.4 percent increase over first quarter 1993 earnings. On a per share basis, first quarter 1994 earnings were $.80 per common share.

     "We are delighted to achieve our 13th consecutive quarter of record net income, and we are pleased that our first quarter financial results reflect continuing progress toward the ambitious long-term goals we have set for our company," John W. Woods, chairman and chief executive officer of AmSouth Bancorporation, said.

     AmSouth's first quarter performance resulted in a return on average assets of 1.30 percent and a return on average shareholders' equity of 14.64 percent.

     AmSouth's gross interest spread was 4.57 percent in the first quarter of 1994, compared to 4.44 percent for the fourth quarter of 1993, and compared to
4.73 percent for the first quarter of 1993. The provision for loan losses for the three months ended March, 31, 1994, totaled $1.0 million, the result of continued good asset quality. Noninterest revenues declined $1.2 million over first quarter 1993 levels to a first quarter 1994 amount of $48.0 million.
This decline is primarily attributable to losses in the portfolio trading accounts due to market conditions. Noninterest expenses increased over the same quarter of the previous year due to increased banking operations added through purchases in Chattanooga, Tennessee, on February 1, 1993, and Ocala, Florida, on December 9, 1993.

     The corporation's total assets at March 31, 1994, increased to $13.2 billion, while AmSouth's shareholders' equity at quarter end was $1.1 billion. Both are the highest quarter-end totals in the company's 22-year history.

     "We are particularly pleased with our continued progress in assimilating acquisitions in rapidly growing areas of Florida and northwest Georgia," Woods said.

     AmSouth continued its progress towards productivity improvements during the first quarter. By quarter end, AmSouth had achieved 98 percent of its goal of reducing employment in the core company by 750 positions. The productivity improvement project was begun in mid 1993.

     During the first quarter, Orange Bank headquartered in Orlando and FloridaBank in Jacksonville were merged into AmSouth Bank of Florida, and AmSouth signed a definitive agreement to acquire The Bank of Tampa. At quarter end, AmSouth Bank of Florida reported total assets of $3.45 billion, making AmSouth the fifth largest commercial bank in Florida.

     In early April, Parkway Bank in Fort Myers and Citizens National Bank in Naples became AmSouth Bancorporation affiliates. Additionally, AmSouth has now received all regulatory approvals necessary for the merger with Fortune Bancorp, Inc. The merger is subject to Fortune's shareholders' approval and other closing conditions. The AmSouth-Fortune merger is scheduled for June 23.

     In northwest Georgia, AmSouth completed the merger of First Federal Savings Bank in Calhoun in early April and also signed a definitive agreement to acquire Community Federal Savings Bank in Fort Oglethorpe, Georgia.

     At March 31, 1994, AmSouth Bancorporation operated 268 banking offices in four southeastern states: 148 banking offices in Alabama, 94 offices in Florida, 21 offices in Tennessee and five in Georgia. Bank-related affiliates include AmSouth Mortgage Company, Inc., with offices in nine Southeastern states, AmSouth Investment Services, Inc., and AmSouth Leasing Corporation.

                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                     (In thousands except per share data)

                                   Three Months
                                   Ended March 31                        %
                                   --------------------------
EARNINGS SUMMARY                            1994         1993         Change
                                   --------------------------------------------
Gross interest margin                $   129,164  $   118,504               9.0
Provision for loan losses                  1,042        7,184             (85.5)
                                     -----------  -----------

Net interest margin                      128,122      111,320              15.1
Noninterest revenues                      47,955       49,116              (2.4)
Noninterest expenses                     114,324      105,532               8.3
                                     -----------  -----------

Income before income taxes                61,753       54,904              12.5
Applicable income taxes                   20,473       17,510              16.9
                                     -----------  -----------
Net income                           $    41,280  $    37,394              10.4
                                     ===========  ===========

Primary earnings per share                 $0.80        $0.78               2.6
Average primary shares outstanding        51,656       48,116
End of period shares outstanding          51,750       49,336

                                   Average for                                     Ending
                                   Three Months                                    Balance
                                   Ended March 31                       %          March 31                              %
                                   --------------------------                      -------------
BALANCE SHEET SUMMARY                       1994         1993         Change                1994         1993         Change
                                   --------------------------------------------    --------------------------------------------
Loans net of unearned income         $ 8,369,555  $ 7,011,187              19.4      $ 8,562,769  $ 7,261,462              17.9
Total securities                       3,045,533    3,107,553              (2.0)       3,298,576    3,256,392               1.3
Earning assets                        11,808,936   10,530,777              12.1       12,119,501   10,975,687              10.4
Total assets                          12,880,251   11,484,813              12.2       13,187,389   12,063,004               9.3
Noninterest-bearing deposits           1,657,637    1,480,944              11.9        1,719,401    1,509,737              13.9
Interest-bearing deposits              8,342,432    7,327,228              13.9        8,286,559    7,621,804               8.7
Total deposits                        10,000,069    8,808,172              13.5       10,005,960    9,131,541               9.6
Shareholders' equity                   1,143,159      946,206              20.8        1,145,258      993,588              15.3

                                              1994           1993
                                              ----------     -------------------------------------------------------
SELECTED RATIOS                                 1st Qtr        4th Qtr        3rd Qtr        2nd Qtr        1st Qtr
                                              ----------     -------------------------------------------------------
Average shareholders' equity to
 average total assets                               8.88           8.53           8.40           8.36           8.24
End of period shareholders' equity to
 end of period total assets                         8.68           8.54           8.24           8.34           8.24
Tier I capital to risk-adjusted assets             11.06 *        10.87           9.87          10.00           9.88
Total capital to risk-adjusted assets              13.42 *        13.23          12.12          12.34          12.24
Loans net of unearned income to total deposits     85.58          82.48          81.50          80.28          79.52
Net income (annualized) to average total assets     1.30           1.00           1.20           1.29           1.32
Net income (annualized) to average
 shareholders' equity                              14.64          11.66          14.32          15.46          16.03
Book value per common share                        22.13          21.80          21.13          20.66          20.14
Efficiency ratio                                   63.16          66.83          65.98          59.56          61.35

*  Estimated

                           AMSOUTH BANCORPORATION
                           (Dollars in thousands)
                                 (Unaudited)

                                       3/31/94       3/31/93      % Change
                                      -----------   -----------   -----------
LOANS
Commercial                           $ 2,607,525    $2,312,959          12.7
Commercial real estate:
  Commercial real estate mortgages     1,176,771     1,144,163           2.8
  Real estate construction               391,418       321,098          21.9
                                      -----------   -----------
   Total commercial real estate        1,568,189     1,465,261           7.0
Consumer:
  Residential first mortgages          2,399,567     1,770,507          35.5
  Other residential mortgages            477,942       464,863           2.8
  Dealer indirect                        659,264       517,917          27.3
  Other consumer                         923,905       799,246          15.6
                                      -----------   -----------
   Total consumer                      4,460,678     3,552,533          25.6
                                      -----------   -----------
  Total loans                        $ 8,636,392    $7,330,753          17.8
                                      ===========   ===========

                                      1994          1993
                                      -----------   ---------------------------------------------------
                                      Mar 31        Dec 31        Sept 30       Jun 30        Mar 31
                                      -----------   ---------------------------------------------------
NONPERFORMING ASSETS
Nonaccrual loans                     $    60,405   $    51,074   $    43,766   $   54,336   $   60,129
Restructured loans                         1,761         2,420         2,674        3,741        1,870
                                      -----------   -----------   -----------   ----------   ----------
  Total nonperforming loans               62,166        53,494        46,440       58,077       61,999
Foreclosed properties                     21,720        27,858        30,813       30,437       48,347
Repossessions                                877         1,043           659          657        1,196
                                      -----------   -----------   -----------   ----------   ----------
  Total nonperforming assets         $    84,763   $    82,395   $    77,912   $   89,171   $  111,542
                                      ===========   ===========   ===========   ==========   ==========

Nonperforming assets to loans net
  of unearned income, foreclosed
  properties and repossessions             0.99%         0.99%         1.02%        1.19%        1.53%

Accruing loans 90 days past due      $    29,926   $    20,598   $    20,901   $   20,754   $   18,558
                                      ===========   ===========   ===========   ==========   ==========

                                      1994          1993
                                      -----------   ---------------------------------------------------
                                      1st Qtr       4th Qtr       3rd Qtr       2nd Qtr      1st Qtr
                                      -----------   ---------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period       $   128,799   $   112,933   $   112,572   $  113,336   $   98,988
Loans charged off                          8,167         7,452         8,868       10,765        7,930
Recoveries of loans previously
  charged off                              4,109         2,230         9,568        2,116        2,636
                                      -----------   -----------   -----------   ----------   ----------

  Net charge-offs (recoveries)             4,058         5,222          (700)       8,649        5,294
Addition (reduction) to allowance
  charged (credited) to expense            1,042        11,095          (339)       7,885        7,184
Allowance acquired in bank purchases           0         9,993             0            0       12,458
                                      -----------   -----------   -----------   ----------   ----------
Balance at end of period             $   125,783   $   128,799   $   112,933   $  112,572   $  113,336
                                      ===========   ===========   ===========   ==========   ==========

Allowance for loan losses to loans
  net of unearned income                   1.47%         1.55%         1.49%        1.51%        1.56%
Net charge-offs to average loans
  net of unearned income *                 0.20%         0.26%         (.04%)       0.47%        0.31%
Allowance for loan losses to
  nonperforming loans                    202.33%       240.77%       243.18%      193.83%      182.80%
Allowance for loan losses to
  nonperforming assets                   148.39%       156.32%       144.95%      126.24%      101.61%

      * Annualized

               CONSOLIDATED AVERAGE DAILY BALANCES, REVENUE AND
                 EXPENSE SUMMARY, YIELDS AND RATES-BY QUARTER
                            AMSOUTH BANCORPORATION
                                  (Unaudited)

                                                 First Quarter Ended March 31
                                                 1994                                        1993
                                                 -------------------------------------------------------------------------------
(Taxable Equivalent Basis -                      Average          Revenue/      Yield/       Average         Revenue/    Yield/
   Dollars in Thousands)                         Balance          Expense       Rate         Balance         Expense     Rate
                                                 --------------------------------------      -----------------------------------
ASSETS
Earning assets:
  Loans net of unearned income                   $   8,369,555    $  161,961      7.85%      $  7,011,187    $  142,530    8.24%

  Trading securities                                    76,094           928      4.95             27,837           366    5.33
  Available-for-sale
   securities                                        1,198,566        14,449      4.89            472,515         7,870    6.75
  Held-to-maturity securities
    Taxable                                          1,428,464        24,397      6.93          2,206,918        37,248    6.84
    Tax-free                                           342,409         9,437     11.18            400,283        10,509   10.65
                                                 -------------    ----------                 ------------    ----------
     Total held-to-maturity securities               1,770,873        33,834      7.75          2,607,201        47,757    7.43
                                                 -------------    ----------                 ------------    ----------
     Total securities                                3,045,533        49,211      6.55          3,107,553        55,993    7.31
  Other earning assets                                 393,848         4,518      4.65            412,037         4,515    4.44
                                                 -------------    ----------                 ------------    ----------
     Total earning assets                           11,808,936       215,690      7.41         10,530,777       203,038    7.82
Cash and other assets                                1,199,849                                  1,062,099
  Less allowance for loan losses                       128,534                                    108,063
                                                 -------------                               ------------
                                                 $  12,880,251                               $ 11,484,813
                                                 =============                               ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
  Interest-bearing demand deposits               $   3,396,161        21,609      2.58       $  3,086,908        20,710    2.72
  Savings deposits                                     845,545         4,842      2.32            711,199         4,827    2.75
  Time deposits                                      3,439,838        36,082      4.25          2,907,699        34,126    4.76
  Certificates of deposit of $100,000 or more          660,888         6,366      3.91            621,422         6,643    4.34
  Federal funds purchased and securities
    sold under agreements to repurchase                941,999         7,530      3.24          1,045,975         7,905    3.07
  Other interest-bearing liabilities                   564,099         6,200      4.46            536,126         5,930    4.49
                                                 -------------    ----------                 ------------    ----------
     Total interest-bearing liabilities              9,848,530        82,629      3.40          8,909,329        80,141    3.65
                                                                  ----------    ------                       ----------  ------
         Incremental interest spread                                              4.01%                                    4.17%
                                                                                ======                                   ======
Noninterest-bearing demand deposits                  1,657,637                                  1,480,944
Other liabilities                                      230,925                                    148,514
Shareholders' equity                                 1,143,159                                    946,026
                                                 -------------                               ------------
                                                 $  12,880,251                               $ 11,484,813
                                                 =============                               ============
         Gross interest margin/spread
          on a taxable equivalent basis                              133,061      4.57%                         122,897    4.73%
                                                                                ======                                   ======
Taxable equivalent adjustment:
  Loans                                                                  750                                      1,031
  Securities                                                           3,147                                      3,362
                                                                  ----------                                 ----------
     Total taxable equivalent adjustment                               3,897                                      4,393
                                                                  ----------                                 ----------
         Gross interest margin                                    $  129,164                                 $  118,504
                                                                  ==========                                 ==========

                           AMSOUTH BANCORPORATION
                                 (Unaudited)
                           (Dollars in thousands)


                                              Three Months
                                              Ended March 31
                                              -------------------------    %
                                                       1994       1993   Change
                                              ---------------------------------
NONINTEREST REVENUES

Trust income                                  $      11,394   $ 10,367      9.9
Service charges on deposit accounts                  15,813     14,079     12.3
Securities gains                                         39        980    (96.0)
Mortgage administration fees                          4,740      4,509      5.1
Investment services income                            4,168      5,708    (27.0)
Gains on securities available for sale                3,522      1,719    104.9
Other portfolio income                               (1,983)       821   (341.5)
Other operating revenues                             10,262     10,933     (6.1)
                                                 -----------   --------
    Total                                     $      47,955   $ 49,116     (2.4)
                                                 ===========   ========


NONINTEREST EXPENSES

Salaries and employee benefits                $      53,361   $ 49,431      8.0
Net occupancy expense                                10,199      9,274     10.0
Equipment expense                                     9,712      8,846      9.8
FDIC premiums                                         5,360      5,116      4.8
Foreclosed properties expense                            (5)       888   (100.6)
Other operating expenses                             35,697     31,977     11.6
                                                 -----------   --------

    Total                                     $     114,324   $105,532      8.3
                                                 ===========   ========


INTANGIBLE ASSETS                                3/31/94       3/31/93
                                                 -----------   --------
Goodwill                                      $     129,079   $ 91,297
Purchased mortgage servicing rights                  33,039     35,403
Core deposit intangibles                              2,488      3,003

                                 SIGNATURES
                                 ----------
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMSOUTH BANCORPORATION


                                    By: /s/ Ricky W. Thomas
                                        ------------------------------
                                        Ricky W. Thomas
                                        Senior Vice President and Controller

Date:   April 22, 1994